SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                          Current Report Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 8, 1996


                       NEIMAN MARCUS FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


            33-88098                               04-2354838
      (Commission File Number)        (I.R.S. Employer Identification Number)




                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                             Dallas, Texas  75201
                                (214) 761-2300
              (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)
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Item 5:  Other Events

      The Monthly Servicer's Certificate for the Monthly Period ended April 30, 1996 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by The Neiman Marcus Group Credit Card Master Trust, was distributed May 8, 1996.

      The above described Monthly Servicer's Certificate is filed as Exhibit
20.1 to this Report.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:       May 8, 1996

                                    NEIMAN MARCUS FUNDING CORPORATION


                                    By:    /s/ Paul F. Gibbons
                                    Name:  Paul F. Gibbons
                                    Title: Vice President and Treasurer

























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                                 EXHIBIT INDEX

      EXHIBIT                                                SEQUENTIALLY
      NUMBER                        DESCRIPTION              NUMBERED PAGE

      20.1                          Monthly Servicer's            4
                                    Certificate for the
                                    Monthly Period ended
                                    April 30, 1996

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